Exhibit 10.4
FIRST AMENDMENT TO SENIOR MANAGEMENT AGREEMENT
     THIS AMENDMENT (the “Amendment”) to Senior Management Agreement is made and entered into as of April    , 2010, by and between Aurora Diagnostics Holdings, LLC, a Delaware limited liability company (the “Company”), Aurora Diagnostics, LLC, a Delaware limited liability company (“Employer”), and Martin J. Stefanelli (the “Executive”).
     WHEREAS, on October 2, 2006, the Company, Employer and the Executive entered into a Senior Management Agreement (the “Agreement”);
     WHEREAS, the Company, Employer and the Executive desire to amend the Agreement as provided herein; and
     WHEREAS, the terms of this Amendment have been approved by the Majority Summit Investors (as defined in the Company’s Amended and Restated Operating Agreement) as required by Section 11(k) of the Agreement, as evidenced by their signature hereon;
     NOW, THEREFORE, in exchange for the continued employment of Executive, the mutual covenants and agreements provided herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.	The Agreement is hereby amended as follows: in the second sentence of Section 6(b) of the Agreement, “$175,000” shall be deleted and replaced with “75% of the Annual Base Salary”.

2.	All compensation paid to Executive prior to the date hereof in accordance with the terms of the Agreement, as amended by this Amendment, is hereby confirmed, ratified and approved.

3.	Except as amended hereby, the terms and conditions of the Agreement shall remain in full force and effect.

4.	This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

5.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.
[Signatures on the Following Page]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective duly authorized officers as of the date first above written.

AURORA DIAGNOSTICS HOLDINGS, LLC
By:	/s/ James C. New
James C. New
Chief Executive Officer and President

AURORA DIAGNOSTICS, LLC
By:	/s/ James C. New
James C. New
Chief Executive Officer and President

/s/ Martin J. Stefanelli
Martin J. Stefanelli

Consented to by the below Majority Summit Investors as of the date first above written:

SUMMIT VENTURES VI-A, L.P.
By:	Summit Partners VI (GP), L.P.
Its. General Partner

By:	Summit Partners VI (GP), LLC
Its: General Partner

By:	/s/ Thomas S. Roberts
	Name:	Thomas S. Roberts
	Title:	Member
[Signature Page to First Amendment to Senior Management Agreement]

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-A, L.P.
By:	Summit Partners PE VII, L.P.
Its. General Partner

By:	Summit Partners PE VII, LLC
Its: General Partner

By:	/s/ Thomas S. Roberts
	Name:	Thomas S. Roberts
	Title:	Member

[Signature Page to First Amendment to Senior Management Agreement]